UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 16, 2011

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 16, 2011, FirstEnergy Corp. issued two public documents, which are attached as Exhibits 99.1 and 99.2 hereto and incorporated by reference. FirstEnergy's Press Release and Consolidated Report to the Financial Community contain non-GAAP* financial measures. Pursuant to the requirements of Regulation G, FirstEnergy has provided quantitative reconciliations within the Press Release and Consolidated Report to the Financial Community of the non-GAAP* financial measures to the most directly comparable GAAP financial measures.

The Press Release and Consolidated Report to the Financial Community include normalized earnings per share, which are not calculated in accordance with GAAP because they exclude the impact of "special items." Special items reflect the impact on earnings of events that are not routine or that may be related to discontinued businesses. Management believes presenting normalized earnings calculated in this manner provides useful information to investors in evaluating the ongoing results of FirstEnergy's businesses and assists investors in comparing FirstEnergy’s operating performance to the operating performance of other companies in the energy sector. Management believes presenting this non-GAAP* measure provides useful information to investors in assessing FirstEnergy's normalized operating performance. FirstEnergy's management frequently references this non-GAAP* financial measure in its decision-making, using it to facilitate historical and ongoing performance comparisons as well as comparisons to the performance of peer companies.

The non-GAAP* information presented in the Press Release and Consolidated Report to the Financial Community should be considered in addition to, and not as a substitute for, the most directly comparable financial measure prepared in accordance with GAAP. Also, the non-GAAP* financial measure may not be comparable to similarly titled measures used by other entities.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by FirstEnergy Corp., dated February 16, 2011
99.2	Consolidated Report to the Financial Community, dated February 16, 2011

*This Form 8-K contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts, or is subject to adjustment that has the effect of excluding or including amounts, that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP.

Forward-Looking Statements:  This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry, the impact of the regulatory process on the pending matters in Ohio, Pennsylvania and New Jersey, business and regulatory impacts from American Transmission Systems, Incorporated's realignment into PJM Interconnection, L.L.C., economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, financial derivative reforms that could increase our liquidity needs and collateral costs, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy's regulated utilities to collect transition and other  costs, operating and maintenance costs being higher than anticipated, other legislative and regulatory changes, revised environmental requirements, including possible greenhouse gas emission and coal combustion regulations, the potential impacts of  any laws, rules or regulations that ultimately replace the Clean Air Interstate Rules, the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, resolve any NSR litigation or other potential similar regulatory initiatives or rulemakings  (including that such amounts could be higher than anticipated or that certain generating units may need to be shut down), adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits and oversight) by the Nuclear Regulatory Commission, Metropolitan Edison Company's and Pennsylvania Electric Company's transmission service charge appeal at the Commonwealth Court of Pennsylvania, any impact resulting from the receipt by Signal Peak of the Department of Labor's notice of potential pattern of violations at Bull Mountain Mine No. 1, the continuing availability of generating units and their ability to operate at or near full capacity, the ability to comply with applicable state and federal reliability standards, the ability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the ability to improve electric commodity margins and the impact of, among other factors, the increased cost of coal and coal transportation on such margins and the ability  to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in FirstEnergy's nuclear decommissioning trusts, pension trusts and other trust funds, and cause it to make additional contributions sooner, or in an amount that is larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy's financing plan and the cost of such capital, changes in general economic conditions affecting the company, the state of the capital and credit markets affecting the company, interest rates and any actions taken by credit rating agencies that could negatively affect FirstEnergy's access to financing or its costs or increase its requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees, the continuing uncertainty in the national and regional economy and its impact on the company's major industrial and commercial customers, issues concerning the soundness of financial institutions and counterparties with which FirstEnergy does business, the expected timing and likelihood of completion of the proposed merger with Allegheny Energy, Inc., including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed merger that could reduce anticipated benefits or cause the parties to abandon the merger, the diversion of management's time and attention from our ongoing business during this time period, the ability to maintain relationships with customers, employees or suppliers as well as the ability to successfully integrate the businesses and realize cost savings and any other synergies and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and the risks and other factors discussed from time to time in its Securities and Exchange Commission filings, and other similar factors. The foregoing review of factors should not be construed as exhaustive. Dividends declared from time to time on FirstEnergy’s common stock during any annual period may in aggregate vary from the indicated amount due to circumstances considered by FirstEnergy’s Board of Directors at the time of the actual declarations. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The Registrant expressly disclaims any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

February 16, 2011

FIRSTENERGY CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer